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                                                                   Exhibit 10(h)

                           WARRANT PURCHASE AGREEMENT

                  This Warrant Purchase Agreement, dated as of , 2000 (this "AGREEMENT"), is made and entered into by and between Koch Agriculture Company, a Nebraska corporation ("KOCH"), and Purina Mills, Inc., a Delaware corporation formerly known as PM Holdings Corporation ("PURINA").


                                    RECITALS

A. Prior to _______________, 2000, Purina was known as PM Holdings Corporation ("PM HOLDINGS") and owned one-hundred percent (100%) of the capital stock of the Delaware corporation known as Purina Mills, Inc. ("OLD PMI").

B. On October 28, 1999 (the "Petition Date"), PM Holdings, Old PMI and certain of Old PMI's subsidiaries (collectively, the "DEBTORS") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code.

C. On January __, 2000, the Debtors filed a Joint Plan of Reorganization (as the same may be amended in accordance with the terms thereof, the "PLAN") with the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT").

D. Pursuant to the Plan and that certain Agreement and Plan of Merger dated as of , 2000, Old PMI has merged with and into PM Holdings (the "MERGER"). PM Holdings survived the Merger and changed its name to Purina Mills, Inc.

E. Pursuant to the Plan and in connection with the Merger and this Agreement, Purina has agreed to grant Koch an option to purchase certain warrants entitling Koch to purchase certain shares of its common stock to be authorized and issued pursuant to the Plan (the "NEW COMMON STOCK").

                                    AGREEMENT
                                    ---------

                  In consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. GRANT OF OPTION. Purina hereby grants to Koch an option (the "OPTION) to purchase, subject to the terms hereof, warrants (the "WARRANTS") entitling Koch to purchase up to ten percent (10%) of the aggregate number of shares of the New Common Stock that are issued and outstanding immediately after the Effective Date (as defined in the Plan) (after giving effect to the exercise of the Warrant) for a purchase price of five-million dollars ($5,000,000) (the "OPTION EXERCISE PRICE"). If the Option is not exercised prior to or on the Effective Date, it will terminate and be of no further force and effect.





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                  2. EXERCISE OF OPTION. (a) Koch may exercise the Option at any time prior to and including the Effective Date of the Plan.

                           (b) In the event Koch desires to exercise the Option,
Koch shall send a written notice (the "EXERCISE NOTICE") to Purina declaring that it is exercising the Option and specifying a date (the "CLOSING DATE"), which shall be a business day which is no more than five (5) business days after delivery of such notice, and place for the closing of such purchase but in any event shall be on or before the Effective Date (the "CLOSING").

                  3.       CLOSING.   At the Closing:

                           (a) Koch shall deliver the Option Exercise Price to
Purina by wire transfer of immediately available funds to an account specified in writing by Purina or by such other method as Purina may specify; and

                           (b) Purina and Koch shall execute an agreement that
sets forth the terms and conditions governing the Warrants in the form attached hereto as EXHIBIT A (the "WARRANT AGREEMENT").

                  4. LOST OPTION. Upon receipt by Purina of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Purina shall execute and deliver a new Agreement of like tenor and date.

                  5. REPRESENTATIONS AND WARRANTIES OF PURINA. Purina represents and warrants to Koch that:

                           (a) Purina is a corporation organized, validly
existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement;

                           (b) the execution and delivery by Purina of this
Agreement and the consummation by Purina of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Purina and have been approved by the Bankruptcy Court;

                           (c) this Agreement has been duly executed and
delivered by Purina and constitutes the valid and binding obligation of Purina, enforceable against Purina in accordance with its terms;

                           (d) on or prior to the Effective Date, Purina shall
have taken all necessary corporate action to authorize and reserve and permit it to issue, and, if the Option is exercised, at all times from the Effective Date through the Expiration Date (as defined in the Warrant Agreement) shall have reserved, all shares of New Common Stock issuable pursuant to the Warrant Agreement; and


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                           (e) the execution and delivery of this Agreement by
Purina does not, and the consummation by Purina of the transactions contemplated by this Agreement will not

                           (i) conflict with, or result in any violation or breach of any provision of the certificate of incorporation, as amended to date, or bylaws, as amended to date, of Purina,

                           (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any post-Petition Date note, bond, mortgage, indenture, lease, contract or other post-Petition Date agreement, instrument or obligation to which Purina or any of its subsidiaries is a party or by which any of them or any of their properties or assets may be bound,

                           (iii) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Purina or any of its subsidiaries or any of its or their properties or assets, or

                           (iv)     except as may be required under the
                                    Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (the "HSR Act") (if applicable), do not require any filing or notification with, or authorization, consent or approval of, any governmental entity, other than in the case of (ii) and (iii) for any such violations, breaches, defaults, terminations, cancellations, accelerations, conflicts, filings, notifications, authorizations, consent or approvals which would not, individually or in the aggregate, have a material adverse effect on Purina and the Debtors taken as a whole.

                  6. REPRESENTATIONS AND WARRANTIES OF KOCH. Koch represents and warrants to Purina that:

                           (a) Koch is a corporation duly organized, validly
existing and in good standing under the laws of the State of Nebraska, and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement;

                           (b) the execution and delivery by Koch of this
Agreement and the consummation by Koch of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Koch;

                           (c) this Agreement has been duly executed and
delivered by Koch and constitutes the valid and binding obligation of Koch, enforceable against Koch, in accordance with its terms;



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                           (d) the execution and delivery of this Agreement by
Koch does not, and the consummation by Koch of the transactions contemplated by this Agreement will not

                           (i) conflict with, or result in any violation or breach of any provision of the certificate of incorporation, as amended to date, or bylaws, as amended to date, of Koch,

                           (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Koch or any of its subsidiaries is a party or by which any of them or any of their properties or assets may be bound,

                           (iii) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Koch or any of its subsidiaries or any of its or their properties or assets, or

                           (iv) except as may be required under the HSR Act, do not require any filing or notification with, or authorization, consent or approval of, any governmental entity,

                  other than in the case of (ii) and (iii) for any such violations, breaches, defaults, terminations, cancellations, accelerations, conflicts, filings, notifications, authorizations, consent or approvals which would not, individually or in the aggregate, have a material adverse effect, on Koch Industries, Inc. and Koch.

                           (e) Koch is effecting the purchase contemplated
hereby for its own account, for investment and not with a present view to resale or distribution except in compliance with federal and state securities laws. Koch agrees not to sell or otherwise transfer the Option without registration under federal and state securities laws or an exemption therefrom. Koch acknowledges that the Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state, and that the issuance of the Option is being made in reliance upon an exemption from registration under the Securities Act for an offer and sale of securities that does not involve a public offering.

                           (f) Koch is qualified as an accredited investor
within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

                  7. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

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                  8. ASSIGNMENT. Neither Koch nor Purina may assign any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent of the other party, which may be withheld in such party's sole discretion.

                  9. AMENDMENT; WAIVER. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                  10. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the parties to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

                  11. NOTICES. All notices, consents, requests, claims, instructions or other communications to be given hereunder shall be in writing. All such notices, consents, requests, claims, instructions or other communications may be given personally, by registered or certified mail (with proof of receipt, postage and expenses prepaid, return receipt requested), express package service or facsimile. All notices will be deemed received as follows: (a) if delivered personally, when received, (b) if mailed, three (3) days after being mailed, (c) if sent by express package service, when signed for and (d) if sent by facsimile, when the facsimile has transmitted over telephone lines, as evidenced by a facsimile confirmation report generated by the transmitted machine. Notices shall be addressed as follows:

                       (i)      if to Koch, to:

                                Koch Agriculture Company
                                4111 East 37th Street North
                                Wichita, Kansas 67220
                                facsimile: (316) 828-3133
                                attention: Tye Darland, Esq.

                                with a copy to:

                                Skadden, Arps, Slate, Meagher & Flom (Illinois) 333 West Wacker Drive
                                Suite 2100
                                Chicago, Illinois 60606
                                facsimile: (312) 407-0411
                                attention:  David S. Kurtz, Esq.

                       (ii)     if to Purina, to:

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                                    Purina Mills, Inc.
                                    1401 South Hanley Road
                                    St. Louis, Missouri 63144
                                    facsimile:  (314) 768-4470
                                    attention:  David G. Kabbes, General Counsel

                                    with a copy to:

                                    Jones, Day, Reavis & Pogue
                                    North Point
                                    911 Lakeside Avenue
                                    Cleveland, Ohio  44114
                                    facsimile:  (216) 579-0212
                                    attention:   Richard M. Cieri, Esq.

                  12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to conflict of laws principles.

                  13. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                  15. ENTIRE AGREEMENT. Except as otherwise expressly provided, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  16. FURTHER ASSURANCES. In the event that Koch exercises the Option, Purina and Koch shall execute and deliver all other documents and instruments, including, but not limited to, the Warrant Agreement, and take all other action that may be reasonably necessary to the fullest extent permitted by law in order to consummate the transactions provided for by such exercise.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.




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                                            KOCH AGRICULTURE COMPANY


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            PURINA MILLS, INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



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                                    EXHIBIT A
                                    ---------

                                Warrant Agreement